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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 14, 2007

  ARRAN FUNDING LIMITED      SOUTH GYLE RECEIVABLES TRUSTEE            RBS CARDS SECURITISATION
                                        LIMITED                           FUNDING LIMITED
                             (Exact name of registrant as
                               specified in its charter)

  JERSEY, CHANNEL ISLANDS       JERSEY, CHANNEL ISLANDS                 JERSEY, CHANNEL ISLANDS
                              (State or other jurisdiction
                                    of incorporation)

        333-128502                     333-128502-02                          333-128502-01
                                  (Commission File Number)

           NONE                             NONE                                   NONE
                              (IRS Employer Identification No.)

    22 Grenville Street             22 Grenville Street              Royal Bank House, 71 Bath Street
St. Helier, Jersey, JE4 8PX     St. Helier, Jersey, JE4 8PX            St. Helier, Jersey, JE4 8PJ
      CHANNEL ISLANDS                 CHANNEL ISLANDS                        CHANNEL ISLANDS
                            (Address of principal executive offices)
                                         (Zip Code)

     (44) 1534-609000                 (44) 1534-609000                       (44) 1534-285279
                               (Registrant's telephone number,
                                     including area code)

            N/A                             N/A                                    N/A
                               (Former name or former address,
                                if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On 1 February 2007, RBS Cards Securitisation Funding Limited, The Royal Bank of Scotland PLC and The Bank of New York, acting through its London Branch, entered into a Loan Note Issuer Expenses Loan Agreement, dated 1 February 2007 (the "Agreement"), in connection with the issuance by Arran Funding Limited of Euro 51,000,000 principal amount of Series 2007-A Class A2 notes and 24,000,000 principal amount of Series 2007-A Class A3 Notes under the $7,500,000,000 Arran Funding Medium Term Note Programme (ultimately backed by trust property in the South Gyle Receivables Trust held by South Gyle Receivables Trustee Limited).

RBS Cards Securitisation Funding Limited, as Loan Note Issuer, proposes to issue series of Loan Notes. Pursuant to the Agreement, The Royal Bank of Scotland PLC, as Lender, may at its discretion advance funds to the Loan Note Issuer to provide for the funding of the spread account in respect of the relevant series on the terms and subject to the conditions contained therein.

The Receivables Trustee accepted an offer of approximately 361 million of credit card receivables on newly designated accounts from RBS and NatWest on 31 October 2006. The Notes issued in respect of Series 2007-A are rated "BB" by Standard & Poor's and "Ba1" by Moody's and comprise one class of notes issued on a single issue date.

Following the allocation on any distribution date of finance charge collections and principal collections from the receivables trustee to the loan note issuing entity (referable to its investor interest relating to series 2007-A), such allocated funds may be used to meet any shortfalls in finance charge collections required to meet certain payments to be made in respect of the existing series, in priority to meeting payments owing to the issuing entity (which are then utilised by the issuing entity to meet payments owing on the notes). "Existing series" means any of the following series when the investor interest in respect of such series is outstanding: series 2005-A and series 2005-B. This could cause noteholders not to receive the full amount of principal or interest due to them.

ITEM 9.01 EXHIBITS.

(a) Not applicable

(b) Not applicable

(c) Exhibits

Exhibit 1.1   Loan Note Issuer Expenses Loan Agreement dated 1 February 2007

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      The Royal Bank of Scotland plc as Servicer


March 14, 2007                    By: /s/ Patrick Neville
                                      ------------------------------------------
                                      Name:  Patrick Neville
                                      Title: Director, Finance, Cards Business